EXHIBIT 3.2

                                    CONTENTS

ITEM                                 ADOPTED                               PAGE

By-Laws                                                                      1
Amendments:                        June 22, 1971
Re Shareholders Meetings           December 8, 1971                          8
Re Board of Directors              February 12, 1975                         8
Re Shareholders Meetings           November 12, 1975                         9
Re Board of Directors              February 9, 1977                          9
Re Board of Directors              February 10, 1982                        10
Re Board of Directors              February 11, 1983                        11
Re Board of Directors              February 8, 1984                         11
Re Board of Directors              February 8, 1984                         12
Re Board of Directors              February 14, 1990                        12
Re Shareholders Meetings           February 12, 1997                        13
Re Board of Directors              June 14, 2000                            13
Re Shareholders Meetings           April 3, 2002                            14
Re Board of Directors              March 25, 2003                           15
Re Board of Directors              February 18, 2004                        15

                                    BYLAWS OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.

                                    ARTICLE I
                                     OFFICES
                                     -------

         Section 1. REGISTERED OFFICE AND AGENCY. The registered office of the Corporation shall be at 318 Cadiz Street, Dallas, Dallas County, Texas. The name of the registered agent at such address is Stoney M. Stubbs.
         Section 2. OTHER OFFICES. The Corporation may have, in addition to its registered office, offices and places of business at such places, both within and without the State of Texas, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                             SHAREHOLDERS' MEETINGS
                             ----------------------
         Section 1. ANNUAL MEETING. An annual meeting of the Shareholders, commencing with the year 1972 shall be held at 10:00 o'clock A.M. local time in the place where the meeting is to be, on the 1st day of April, if not a legal holiday in the place where the meeting is to be held, and if a legal holiday in such place, then on the next full business day following, at 10:00 o'clock A.M. local time in said place, at which they shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.
         Section 2. SPECIAL MEETINGS. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation or by these By-Laws, may be called by the Chairman of the Board, the President, the Board of Directors, or the holders of not less than one-tenth in number of all the shares entitled to vote at the meetings.
         Section 3. PLACE OF MEETINGS. Meetings of Shareholders shall be held at such places, within or without the State of Texas, as may from time to time be fixed by the Board of Directors or as shall be specified or fixed in the respective notices or waivers of notice thereof.
         Section 4. VOTING LIST. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at such meeting or any adjournment thereof arranged in alphabetical order, with the address f and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting.
         Section 5. NOTICE OF MEETINGS. Written or printed notice stating the place, day and hour of each meeting of the Shareholders and, in case of a special meeting, the purpose or purposes of which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the body, officer or person calling the meeting, to each Shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.
         Section 6. QUORUM OF SHAREHOLDERS. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at each meeting of Shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. When a quorum is present at any meeting, the vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy shall be the act of the Shareholders' Meeting, unless the vote of a greater number is required by statute, the Articles of Incorporation or these By-Laws, in which case the vote of such greater number shall be requisite to constitute the act of the meeting. The Shareholders present or represented at a duly organized meeting and entitled to vote thereat may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

         Section 7. VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders, except as and to the extent otherwise provided by statute or the Articles of Incorporation. At any meeting of the Shareholders, every Shareholder having the right to vote shall be entitled to vote either in person or by proxy executed in writing by such Shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Any vote may be taken viva voce or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used.
         Section 8. ACTION WITHOUT MEETING. Any action required by statute to be taken at a meeting of the Shareholders, or any action which may be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by al of the Shareholders entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a unanimous vote of the Shareholders. Any such signed consent, or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

         Section 1. MANAGEMENT OF THE CORPORATION. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not be statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the Shareholders.
         Section 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of five (5) persons, which number may be increased or decreased from time to time by amendment to these By-Laws; provided, that at no time shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at any annual meeting, or at a special meeting of Shareholders called for that purpose. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.
         Section 3. ELECTION AND TERM OF OFFICE. At each annual meeting of the Shareholders, the Shareholders shall elect Directors to hold office until the next succeeding annual meeting. At each election, the persons receiving the greatest number of votes shall be the Directors. Each Director elected shall hold office for the term for which he is elected and until his successor shall have been elected and shall have qualified or until his earlier death, resignation, retirement, disqualification or removal.
         Section 4. REMOVAL. Any Director may be removed either for or without cause at any special or annual meeting of Shareholders, by the affirmative vote of a majority in number of shares of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director if notice of intention to act upon such matter shall have been given in the notice calling such meeting.
         Section 5. VACANCIES. Any vacancy occurring in the Board of Directors (by death, resignation, removal or otherwise) may be filled by an affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.
         Section 6. PLACE OF MEETINGS. Meetings of the Board of Directors, annual, regular or special, may be held either within or without the State of Texas.
         Section 7. ANNUAL MEETINGS. The first meeting of each newly elected Board shall be held for the purpose of organization and the transaction of any other business without notice immediately following the annual meeting of Shareholders, and at the same place, unless by unanimous consent of the Directors then elected and serving such time or place shall be changed.
         Section 8. REGULAR MEETINGS. Regular meetings of the Board of Directors, of which no notice shall be necessary, shall be held at such times and places as may be fixed from time to time by resolution adopted by the Board and communicated to all Directors. Except as otherwise provided by statute, the Articles of Incorporation or these By-Laws, any and al business may be transacted at any regular meeting.

         Section 9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on seventy-two (72) hours' notice to each Director, either personally or by mail or by telegram. Special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of any three (3) of the Directors. Except as may be otherwise expressly provided by statute or by the Articles of Incorporation or by these By-Laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.
         Section 10. QUORUM AND MANNER OF ACTING. At all meetings of the Board of Directors the presence of a majority of the number of Directors fixed by these By-Laws shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by statute, the Articles of Incorporation or these By-Laws. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute, the Articles of Incorporation or these By-Laws, in which case the act of such greater number shall be requisite to constitute the act of the Board. if a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At any such adjourned meeting any business may be transacted at the meeting as originally convened.
         Section 11. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at a meeting of the Board of Directors or at a meeting of an Executive Committee designated pursuant to Section 1 of Article V of these By-Laws may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Board of Directors or Executive Committee, as the case may be. Any such signed consent, or a signed copy thereof, shall be placed in the minute book of the Corporation.
         Section 12. DIRECTORS' COMPENSATION. The Board of Directors shall have authority to determine, from time to time, the amount of compensation, if any, which shall be paid to its members for their services as Directors and as members of standing or special committees of the Board. The Board shall also have power in its discretion to provide for and to pay to Directors rendering services to the Corporation not ordinarily rendered by Directors as such, special compensation appropriate to the value of such services as determined by the Board from time to time. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.
         Section 13. PROCEDURE. The Board of Directors shall keep regular minutes of its proceedings. The minutes shall be placed in the Minute Book of the Corporation.

                                   ARTICLE IV
                                     NOTICES
                                     -------

         Section 1. MANNER OF GIVING NOTICE. Whenever, under the provisions of the statutes or of the Articles of incorporation or of these By-Laws, notice is required to be given to any committee member, Director or Shareholder and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given in writing by mail, postage prepaid, addressed to such member, Director of Shareholder at his address as it appears on the records or (in the case of a Shareholder) the stock transfer books of the Corporation. Any notice required or permitted to be given by mail shall be deemed to be delivered at the time when the same shall be deposited in the United States mails as aforesaid.
         Section 2. WAIVER OF NOTICE. Whenever any notice is required to be given to any committee member, Shareholder or Director of the Corporation under the provisions of the statutes or of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to giving of such notice.

                                    ARTICLE V
                               EXECUTIVE COMMITTEE
                               -------------------

         Section 1. CONSTITUTION AND POWERS. The Board of Directors, by resolution adopted by affirmative vote of a majority of the entire Board, May designate two or more Directors, one of whom shall be the President of the Corporation, to constitute an Executive committee, which Executive Committee shall have and may exercise, when the Board is not in session, all of the authority and powers of the Board of Directors in the business and affairs of the Corporation, even though such authority and powers be herein provided or directed to be exercised by a designated officer of the Corporation; provided that the foregoing shall not be construed as authorizing action by the Executive Committee with respect to any action which by statute, the Articles of Incorporation or these By-Laws is required to be taken by vote of a specified proportion of the number of Directors fixed by these By-Laws, or any other action required or specified by the Texas Business Corporation Act or other applicable law or by these By-Laws or by the Articles of Incorporation to be taken by the Board of Directors, as such. So far as practicable, members of the Executive Committee shall be appointed by the Board of Directors at its first meeting after each annual meeting of Shareholders and, unless sooner discharged by affirmative vote of a majority of the entire Board, shall hold office until their respective successors are appointed and qualify or until their earlier respective removals, deaths, resignations, retirements, or disqualifications.

         Section 2. MEETINGS. Regular meetings of the Executive Committee, or which no notice shall be necessary, shall be held at such times and places as may be fixed from time to time by resolution adopted by affirmative vote of a majority of the whole Committee and communicated to all of the members thereof at any time on twenty-four (24) hours' notice to each member, either personally or by mail or telegram. Except as may be otherwise expressly provided by statute or by the Articles of Incorporation or by these By-Laws, neither the business to be transacted at, nor the purpose of, any meeting of the Executive Committee need be specified in the notice or waiver of notice of such meeting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Executive Committee.
         Section 3. RECORDS. The Executive Committee shall keep a record of its acts and proceedings and shall report the same, from time to time, to the Board of Directors. The Secretary of the Corporation, or, in his absence, an Assistant Secretary, shall act as secretary of the Executive Committee or the Committee may, in its discretion, appoint its own secretary.
         Section 4. VACANCIES. Any vacancy in the Executive committee may be filled by affirmative vote of a majority of the entire Board.

                                   ARTICLE VI
                          OTHER COMMITTEES OF THE BOARD
                          -----------------------------

         Section 1. OTHER COMMITTEES. The Board of Directors ;may, be resolution adopted by affirmative vote of a majority of the entire Board, designate two or more Directors to constitute another committee or committees for any purpose; provided, that any such other committee or committees shall have and may exercise only the power of recommending action to the Board of Directors and the Executive Committee and of carrying out and implementing any instructions or any policies, plans and programs theretofore approved, authorized and adopted by the Board of Directors or the Executive Committee.

                                   ARTICLE VII
                OFFICERS, EMPLOYEES AND AGENTS: POWERS AND DUTIES
                -------------------------------------------------

         Section 1. ELECTED OFFICERS. The elected officers of the Corporation shall be a Chairman of the Board (if the Board of Directors shall determine the election of such officer to be appropriate), a President, one or more Vice Presidents, as may be determined from time to time by the Board (and, in the case of each such Vice President, with such descriptive title, if any, as the Board of Directors shall deem appropriate), a Secretary, and a Treasurer. The Chairman of the Board, if any, and the President shall be members of the Board of Directors. No other elected officer of the Corporation need be a member of the Board of Directors.
         Section 2. ELECTION. So far as is practicable, all elected officers shall be elected by the Board of Directors at its first meeting after each annual meeting of Shareholders.
         Section 3. APPOINTIVE OFFICERS. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and assistant officers and agents (none of whom need be a member of the Board) as it shall from time to time by the Board of Directors or the Executive Committee.
         Section 4. TWO OR MORE OFFICES. Any two (2) or more offices may be held by the same person, except that the President and Secretary shall not be the same person.
         Section 5. COMPENSATION. The compensation of all officers of the Corporation shall be fixed from time to time by the Executive committee, if the Corporation then has an Executive Committee, otherwise by the Board of Directors. The Executive Committee if the Corporation then has an Executive Committee, otherwise the Board of Directors, may, from time to time, delegate to the Chairman of the Board the authority to fix the compensation of any or all of the other officers of the Corporation.
         Section 6. TERM OF OFFICE; REMOVAL; FILLING OF VACANCIES. Each elected officer of the Corporation shall hold office until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement, disqualification or removal from office. Each appointive officer shall hold office at the pleasure of the Board of Directors without the necessity of periodic reappointment. Any officer or agent elected or appointed by the Board of Directors may be removed at any time by the Board of Directors may be removed at any time by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent will not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

         Section 7. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one shall be elected and serving, shall preside when present at all meetings of the Shareholders and of the Board of Directors. He shall be the Chief Executive Officer of the Corporation and, subject to the provisions of these By-Laws, shall have general supervision of the affairs of the Corporation and shall have general and active control of all its business. He and the President of the Corporation shall have general co-equal authority to execute bonds, deeds and contracts in the name of the Corporation and to affix the corporate seal thereto, and to sign stock certificates. He shall have general authority to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require and to fix their compensation, subject to the provisions of these By-Laws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the Chairman of the Board; and in general to exercise all of the powers usually appertaining to the Chief Executive Officer of a Corporation, except as otherwise provided by statute, the Articles of incorporation or any amendment thereto, or these By-Laws.
         Section 8. PRESIDENT. If no Chairman of the Board is elected or serving, the President shall perform all duties of the Chairman of the Board; furthermore the President shall be the chief administrative officer of the Corporation and, subject to the provisions of these By-Laws, shall have general administrative supervision of the affairs of the Corporation. In the absence of the Chairman of the Board, or if such officer shall not have been elected or be serving, the President shall preside when present at meetings of the Shareholders and the Board of Directors. He shall have general, co-equal authority with the Chairman of the Board to execute bonds, deeds and contracts in the name of the Corporation and to affix the corporate seal thereto, and to sign stock certificates, and to perform all of the duties and functions and assume all of the responsibilities of the Chairman of the Board in the absence of the Chairman of the Board, or if such officer shall not have been elected or e serving. In the absence or disability of the President, his duties shall be performed and his powers may be exercised by the Vice Presidents in order of their seniority, unless otherwise determined by the Chairman of the Board, the Executive committee, or the Board of Directors.
         Section 9. VICE PRESIDENTS. Each Vice President shall generally assist the President an shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the President, the Executive Committee or the Board of Directors.
         Section 10. TREASURER. The Treasurer shall be the chief accounting and financial officer of the Corporation and shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Corporation. He shall audit all payrolls and vouchers of the Corporation and shall direct the manner of certifying the same; shall supervise the manner of keeping all vouchers of the Corporation and shall direct the manner of certifying the same; shall supervise the manner of keeping all vouchers of payments by the Corporation and all other documents relating to such payments; shall receive, audit and consolidate all operating and financial statements of the Corporation and its various departments; shall have supervision of the books of account of the Corporation, their arrangement and classification; shall supervise the accounting and auditing practices of the Corporation and shall have charge of all matters relating to taxation. The Treasurer shall have the care and custody of all monies, funds and securities of the Corporation; shall deposit or cause to be deposited all such funds in and with such depositories as the Board of Directors or the Executive Committee shall from time to time direct or as shall be selected in accordance with time to time direct or as shall be selected in accordance with procedure established by the Board of Executive Committee; shall advise upon all terms of credit granted by the Corporation; and shall be responsible for the collection of all its accounts and shall cause to be kept full and accurate accounts of all receipts and disbursements of the Corporation. He shall have the power to endorse for deposit or collection or otherwise all checks, drafts, notes, bills of exchange or other commercial papers payable to the Corporation and to give proper receipts or discharges for all payments to the Corporation. The Treasurer shall generally perform all the duties usually appertaining to the office of treasurer or a corporation. In the absence or disability of the Treasurer, his duties shall be performed and his powers may be exercised by the Assistant Treasurers in the order or their seniority, unless otherwise determined by the Treasurer, the President, the Executive Committee or the Board of Directors. If required by the Board of Directors, he shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office.

         Section 11. ASSISTANT TREASURERS. Each Assistant Treasurer shall generally assist the Treasurer and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the Treasurer, the President, the Executive Committee or the Board of Directors.
         Section 12. SECRETARY. The Secretary shall see that notice is given of all meetings of the Shareholders and special meetings of the Board of Directors and shall keep and attest true records of all proceedings at all meetings of the Shareholders and the Board. He shall have charge of the corporate seal and have authority to attest any and all instruments or writings to which the same may be affixed. He shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of secretary of a corporation. In the absence or disability of the Secretary, his duties shall be performed and his powers may be exercised by the Assistant Secretaries in the order of their seniority, unless otherwise determined by the Secretary, the President, the Executive committee or the Board of Directors.
         Section 13. ASSISTANT SECRETARIES. Each Assistant Secretary shall generally assist the Secretary and shall have such powers and perform such duties and services as shall from time to time e prescribed or delegated to him by the Secretary, the President, the Executive Committee or the Board of Directors.
         Section 14. ADDITIONAL POWERS AND DUTIES. In addition to the foregoing especially enumerated duties, services and powers, the several elected and appointive officers of the Corporation shall perform such other duties and services and exercise such further powers as may be provided by statute, the Articles of Incorporation or these By-Laws or as the Board of Directors or the Executive Committee may from time to time determine or as may be assigned to them by any competent superior officer.

                                  ARTICLE VIII
                           STOCK AND TRANSFER OF STOCK
                           ---------------------------

         Section 1. CERTIFICATES REPRESENTING SHARES. Certificates in such form as may be determined by the Board of Directors and as shall conform to the requirements of the statutes, the Articles of Incorporation and these By-Laws shall be delivered representing all shares to which Shareholders are entitled. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of Texas, the holder's name, the number and class of shares which such certificate represents, the par value of such shares or a statement that such shares are without par value, and such other matters as may be required by law. Each certificate shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signature of any such officer may be facsimile.
         Section 2. LOST CERTIFICATES. The Board of Directors, the Executive Committee, the President, or such other officer or officers of the Corporation as the Board of Directors may from time to time designate, in its or his discretion, may direct a new certificate or certificates representing shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors, the Executive Committee, the President, or any other officer, in its or his discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it or he shall require and/or give the Corporation a bond in such form, in such sum, and with such surety or sureties as it or he may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.
         Section 3. TRANSFERS OF SHARES. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, with all required stock transfer tax stamps affixed thereto and canceled or accompanied by sufficient funds to pay such taxes, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate and record the transaction upon its books.

         Section 4. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.
         Section 5. PREEMPTIVE RIGHTS. No Shareholder or other person shall have any preemptive rights whatsoever.

                                   ARTICLE IX
                                  MISCELLANEOUS
                                  -------------

         Section 1. DIVIDENDS. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the statutes and of the Articles of Incorporation, may be declared by the Board of Directors at any annual, regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, or in any combination thereof. The declaration and payment shall be at the discretion of the Board of Directors.
         Section 2. RESERVES. There may be created from time to time by resolution of the Board of Directors, out of the earned surplus of the Corporation, such reserve or reserves as the Directors, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the Directors shall think beneficial to the Corporation, and the Directors shall think beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.
         Section 3. SIGNATURE OF NEGOTIABLE INSTRUMENTS. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these By-Laws or in such manner as, from time to time, may be prescribed by resolution (whether general or special) of the Board of Directors or the Executive Committee.
         Section 4. FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year, unless and until a different fiscal year is fixed by appropriate resolution of the Board of Directors.
         Section 5. SEAL. The Corporation's seal shall be in such form as shall be adopted and approved from time to time by the Board of Directors. The seal may be used by causing it, or a facsimile thereof, to be impressed, affixed, imprinted or in any manner reproduced.
         Section 6. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books of the Corporation shall be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, such date in any case to be not more than fifty (50) days and in case of a meeting of Shareholders, not less than ten
(10) days prior to the date on which the particular action, requiring such determination of Shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.
         Section 7. SURETY BONDS. Such officers and agents of the Corporation (if any) as the President, the Board of Directors, or the Executive Committee may direct, from time to time, shall be bonded for the faithful performance or their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, is such amounts and by such surety companies as the President, the Board of Directors or the Executive committee may determine. The premiums on such bonds shall be paid by the Corporation, and the bonds so furnished shall be in the custody of the Secretary.

                                    ARTICLE X
                                   AMENDMENTS
                                   ----------

         Section 1. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted (a) at any meeting of the Board of Directors at which a quorum is present, provided notice of the proposed alteration, amendment or repeal or adoption be contained in the notice of such meeting, or (b) where permitted by applicable law and the Articles of Incorporation and any amendments thereto, at any meeting of the Shareholders at which a quorum is present or represented by the affirmative vote of the holders of a majority of the shares present or represented by proxy at such meeting and entitled to vote thereat, provided notice of the proposed alteration, amendment or repeal or adoption be contained in the notice of such meeting.

                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President
ATTEST:

By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary
    Adopted June 22, 1971

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                     FROZEN FOOD EXPRESS INDUSTRIES, INC. of
                                   ARTICLE II
                             SHAREHOLDERS' MEETINGS
                             ----------------------

         Section 1. ANNUAL MEETING. An annual meeting of the Shareholders, commencing with the year 1972, shall be held in the place designated where the meeting is to be, on the fourth Monday in April, if not a legal holiday in the place where the meeting is to be held; and if a legal holiday in such place, then on the next full business day following at a time designated by the Board of Directors. At that time they shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President
ATTEST:
By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary
    ADOPTED: December 8, 1971

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

         Section 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of seven (7) persons, which number may be increased or decreased from time to time by amendment to these By-Laws; provided, that at no time shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at any annual meeting, or at a special meeting of shareholders called for that purpose. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.
         Section 3. ELECTION AND TERM OF OFFICE. At each annual meeting of the Shareholders, the Shareholders shall elect Directors to hold office until the next succeeding annual meeting or until an individual member of the Board of Directors attains the age of seventy (70) years, whichever first occurs, in the case of the Director in question. At each election, the persons receiving the greatest number of votes shall be the Directors. Each Director elected shall hold office for the term for which he is elected and until his successor shall have been elected and shall have qualified or until his earlier death, resignation, retirement, disqualification or removal.

         Section 4. REMOVAL. Any Director may be removed either for or without cause at any special or annual meeting of Shareholders, by the affirmative vote of a majority in number of shares of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director, if notice if intention to act upon such matter shall have been given in the notice calling such meeting. Upon attaining the age of seventy (70) years, a Director shall resign forthwith from the Board of Directors, or he shall be removed by the Shareholders if he shall fail to do so.

                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President


ATTEST:
By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary
    ADOPTED: February 12, 1975

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                     FROZEN FOOD EXPRESS INDUSTRIES, INC. of
                                   ARTICLE III
                             SHAREHOLDERS' MEETINGS
                             ----------------------

         Section 1. ANNUAL MEETING. An annual meeting of the Shareholders, commencing with the year 1976, shall be held in the place designated where the meeting is to be, on the last Thursday in April, if not a legal holiday in the place where the meeting is to be held; and if a legal holiday in such place, then on the next full business day following at a time designated by the Board of Directors. At that time they shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President
ATTEST:

By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary
    ADOPTED: November 12, 1975

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

         Section 2. NUMBER AND QUALIFICATIONS. the Board of Directors shall consist of a minimum of seven (7) and a maximum of eleven (11) persons, which number may be increased or decreased form time to time by amendment to these By-Laws; provided that at no time ever shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at any annual meeting, or at a special meeting of Shareholders called for that purpose. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.
         Section 3. ELECTION AND TERM OF OFFICE. At each annual meeting of the Shareholders, the Shareholders shall elect Directors to hold office until the next succeeding annual meeting, or until an individual member of the Board of Directors attains the age of seventy (70) years, whichever first occurs, in the case of the Director in question. At each election, the persons receiving the greatest number of votes shall be the Directors. Each Director elected shall hold office for the term for which he is elected and until his earlier death, resignation, retirement, disqualification or removal.

         Section 4. REMOVAL. Any Director may be removed either for or without cause at any special or annual meeting of Shareholders, by the affirmative vote of a majority in number of shares of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting. Upon attaining the age of seventy (70) years, a Director shall resign forthwith from the Board of Directors, or he shall be removed by the Shareholders if he shall fail to do so.

                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President

ATTEST:
By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary
    ADOPTED: February 9, 1977

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

         Section 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of a minimum of seven (7) and a maximum of eleven (11) persons, which number may be increased or decreased from time to time by amendment to these By-Laws; provided that at no time ever shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at any annual meeting, or at a special meeting of Shareholders called for that purpose. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.
         Section 3. ELECTION AND TERM OF OFFICE. At each annual meeting of the Shareholders, the Shareholders shall elect Directors to hold office until the next succeeding annual meeting. At each election, the persons receiving the greatest number of votes shall be the Directors. Each Director elected shall hold office for the term for which he is elected and until his successor shall have been elected and shall have qualified or until his earlier death, resignation, retirement, disqualification or removal.
         Section 4. REMOVAL. Any Director may be removed either for or without cause at any special or annual meeting of Shareholders, by the affirmative vote of a majority in number of shares of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President

ATTEST:
By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary
    ADOPTED: February 10, 1982

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                               BOARD OF DIRECTORS
                               ------------------

         Section 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of a minimum of seven (7) and a maximum of eleven (11) persons. Within the limits above specified, the number of Directors shall be fixed by resolution of the Board of Directors, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at the annual meeting of Shareholders or at a special meeting of Shareholders called for that purpose. None of the Directors need be shareholders of the Corporation or residents of the State of Texas.

                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President

ATTEST:
By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary
    ADOPTED: February 11, 1983

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                               BOARD OF DIRECTORS
                             ARTICLE III, SECTION 2
                             ----------------------

         Section 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of a minimum of seven (7) and a maximum of eleven (11) persons. Within the limits above specified, the number of Directors shall be fixed by resolution of the Board of Directors, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.

                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President
ATTEST:
By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary
    ADOPTED: February 8, 1984

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                               BOARD OF DIRECTORS
                             ARTICLE III, SECTION 5
                             ----------------------

         Section 2. VACANCIES; INCREASE IN NUMBER OF DIRECTORS. Any vacancy occurring in the Board of Directors may be filled by election at any annual or special meeting of the shareholders called for that purpose or may be filled by the affirmative vote or a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A directorship to be filled by reason of an increase in the numbers of directors may be filled by election at an annual or special meeting of shareholders called for that purpose or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President

ATTEST:
By: /S/ VOLNEY B. STUBBS
    -------------------------------
    Volney B. Stubbs
    Secretary  ADOPTED: February 8, 1984

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                               BOARD OF DIRECTORS
                                   ARTICLE III
                                   -----------

         Section 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of a minimum of seven (7) and a maximum of fifteen (15) persons, which number may be increased or decreased from time to time by amendment to these By-Laws; provided that at no time ever shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at any annual meeting, or at a special meeting of Shareholders called for that purpose. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.
                                                 By: /S/ EDGAR O. WELLER
                                                     ------------------------
                                                     Edgar O. Weller
                                                     President

ATTEST:

By: /S/ THOMAS G. YETTER
    -------------------------------
    Thomas G. Yetter
    Assistant Secretary
    ADOPTED: February 14, 1990

                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                             SHAREHOLDERS' MEETINGS
                              ARTICLE II, SECTION 5
                              ---------------------

         Section 5. NOTICE OF MEETINGS. Written or printed notice stating the place, day and hour of each meeting of the Shareholders and, in case of a special meeting, the purpose or purposes of which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the body, officer or person calling the meeting, to each Shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

                                            By: /S/ STONEY M. STUBBS, JR.
                                                --------------------------------
                                                Stoney M. Stubbs, Jr., President

ATTEST:
By: /S/ LEONARD W. BARTHOLOMEW
    -------------------------------
    Leonard W. Bartholomew
    Secretary
    ADOPTED: February 12, 1997


                                  AMENDMENT TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                             SHAREHOLDERS' MEETINGS
                                    ARTICLE X
                                    ---------

The below indicated sections to Article X of the Bylaws are hereby amended to read as follows:

         Section 2. NUMBER AND QUALIFICATIONS. Effective at the 2001 annual meeting of shareholders, the Board of Directors shall consist of nine (9) persons, which number may be increased or decreased from time to time by amendment to these Bylaws; provided that at no time ever shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Prior to the 2001 annual meeting, the Board of Directors shall consist of a minimum of seven (7) and a maximum of nine (9) persons, which number may be increased or decreased from time to time by amendment to these By-Laws; provided that at no time ever shall the number of Directors be less than three (3), and no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of any increase in the number of Directors shall be filled by election at any annual meeting, or at a special meeting of Shareholders called for that purpose. None of the Directors need be Shareholders of the Corporation or residents of the State of Texas.

         Section 3. ELECTION AND TERM OF OFFICE. At each annual meeting of the Shareholders, the Shareholders shall elect Directors to hold office for the terms described herein. At each election, the persons receiving the greatest number of votes shall be the directors. The Directors currently in office shall serve until the 2001 annual meeting of the Shareholders. At the 2001 annual meeting of shareholders, nine Directors will be elected, who will be divided into three classes. There will be three Directors in the first class, who will hold office until the first annual meeting of Shareholders after their election and until their successors are elected and qualified; there will be three Directors in the second class, who will hold office until the second annual meeting of Shareholders after their election and until their successors are elected and qualified; there will be three Directors in the third class, who will hold office until the third annual meeting of Shareholders after their election and until their successors are elected and qualified; at each annual meeting of Shareholders thereafter, Directors will be elected for the class whose term of office expires at that meeting, and they will hold office until the third annual meeting of shareholders after their election and until their successors are elected and qualified. If the number of Directors is increased or decreased, each class shall have as close to the same number of Directors as each other class. At no time shall any class have more than one additional Director than any other class.

         Section 4. REMOVAL. Directors may be removed only for cause at any special or annual meeting of Shareholders, by the affirmative vote of a majority in number of shares of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

                                            By: /S/ STONEY M. STUBBS, JR.
                                                --------------------------------
                                                Stoney M. Stubbs, Jr., President
ATTEST:
By: /S/ LEONARD W. BARTHOLOMEW
    -------------------------------
    Leonard W. Bartholomew
    Secretary
    June 14, 2000


                                  AMENDMENT TO
                     SECTION 1 OF ARTICLE II OF THE BY-LAWS
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                   ARTICLE II
                              SHAREHOLDERS' MEETING


Section 1. ANNUAL MEETING. An annual meeting of the Shareholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the Shareholders of the Corporation shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.


                                           By: /s/ Stoney M. Stubbs, Jr.
                                               --------------------------------
                                               Stoney M. Stubbs, Jr.
                                               Chairman of the Board and
                                               Chief Executive Officer
                                               (Principal Executive Officer)


ATTEST:

         /s/ Leonard W. Bartholomew
         --------------------------------------
         Leonard W. Bartholomew
         Secretary

ADOPTED:  April 3, 2002

                            AMENDMENT TO SECTION 5 OF
                           ARTICLE III OF THE BY-LAWS
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.

                                   ARTICLE III
                                    VACANCIES

         Section 5. VACANCIES. Any vacancy occurring in the Board of Directors may be filled by election at any annual or special meeting of the shareholders called for that purpose or may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected by the shareholders to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A director appointed by the Board of Directors to fill a vacancy may, at the option of the Board, be appointed for (a) a term of office continuing only until the next election of one or more directors by the shareholders or (b) the unexpired term of his predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.


                                             /s/Stoney M. (Mit) Stubbs, Jr.
                                             ------------------------------
                                             Stoney M. Stubbs, Jr.
                                             Chairman of the Board and
                                             Chief Executive Officer
                                             (Principal Executive Officer)

ATTEST:

        /s/ Leonard W. Bartholomew
        --------------------------
        Leonard W. Bartholomew
        Secretary

ADOPTED:  March 25, 2003

                                  AMENDMENTS TO
                                  B Y - L A W S
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                    TO SECTION 1 OF ARTICLE VI AND SECTION 5
                          OF ARTICLE VII OF THE BYLAWS
                                       OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                   ARTICLE VI.
                          OTHER COMMITTEES OF THE BOARD

         Section 1. OTHER COMMITTEES. The Board, by resolution adopted by a majority of the full Board, may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board, replace absent or disqualified members at any meeting of that committee. Any such committee shall have and may exercise all of the authority of the Board; provided however, that no such committee shall have such power or authority with respect to:

         (a) amending the Articles of Incorporation, except that a committee may, to the extent provided in the resolution designating that committee or in the Articles of Incorporation and permitted under applicable law, exercise the authority of the Board vested in it in accordance with Article 2.13 of the Texas Business Corporation Act (relating to the establishment of a series of unissued shares of a class of stock);

         (b) proposing a reduction of the stated capital of the Corporation in the manner permitted by Article 4.12 of the Texas Business Corporation Act;

         (c) approving a plan of merger, share exchange, or conversion of the Corporation;

         (d) recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;

         (e) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof;

         (f) amending, altering, or repealing the bylaws of the Corporation or adopting new Bylaws of the Corporation;

         (g) filling vacancies in the Board;

         (h) filling vacancies in or designating alternate members of any such committee;

         (i) filling any directorship to be filled by reason of an increase in the number of directors;

         (j) electing or removing officers of the Corporation or members or alternate members of any such committee;

         (k) fixing the compensation of any member or alternate members of such committee;

         (l) altering or repealing any resolution of the Board that by its terms provides that it shall not be so amendable or repealable; provided, further, that, unless expressly so provided in the resolution of the Board designating such committee or in the Articles of Incorporation, no such committee shall have the power or authority to declare or authorize a dividend or other distribution or to authorize issuance of shares of the Corporation; or

         (m) any other matter as to which such power or authority may not be delegated to such committee under applicable law.

                                  ARTICLE VII.

                OFFICERS, EMPLOYEES AND AGENTS: POWERS AND DUTIES

         Section 5. COMPENSATION. The compensation of all officers of the Corporation shall be fixed from time to time upon recommendation of the compensation committee, if the Corporation then has a compensation committee, otherwise by a majority of independent directors.


                                             By: /S/ STONEY M. STUBBS, JR.
                                                 ------------------------------
                                                 Stoney M. Stubbs, Jr.
                                                 President
ATTEST:

By: /S/ LEONARD W. BARTHOLOMEW
    -------------------------------
    Leonard W. Bartholomew
    Secretary
    ADOPTED: February 18, 2004